Exhibit 10.5

CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS (*) DENOTE SUCH OMISSIONS.

AMENDMENT NO. 2 dated as of August 30, 2004 (this “Amendment”) TO THE DEVELOPMENT AND SUPPLY AGREEMENT concluded between UCB S.A. and AMGEN INC. (thereafter assigned to PRAECIS PHARMACEUTICALS INCORPORATED) dated June 21, 2000

BETWEEN	UCB S.A., acting in its own name and on behalf of its affiliated companies, with registered offices at Allée de la Recherche 60, B-1070 Brussels, Belgium, hereinafter “UCB”, on the one hand,

AND	PRAECIS PHARMACEUTICALS INCORPORATED, with registered office at 830 Winter Street, Waltham, Massachusetts 02451, hereinafter “Praecis”,

WHEREAS, by agreement dated June 21, 2000 UCB and Amgen Inc., hereinafter “Amgen”, entered into a contract (the “Original Agreement”) for the development and supply of bulk API for a compound identified as abarelix; and

WHEREAS, effective as of December 17, 2001, Amgen assigned to Praecis, and Praecis accepted such assignment and assumed, all of Amgen’s rights, interests, and obligations under the Original Agreement (the “Assignment”); and

WHEREAS, further to Amgen’s forecasts made prior to the Assignment, UCB had reasonably anticipated further purchase of API by Amgen under the Original Agreement and had therefore purchased a significant amount of Raw Materials (as defined below); which further to the Assignment did remain in UCB’s inventory; and

WHEREAS, following the Assignment, UCB and Praecis amended the Original Agreement as of March 26, 2002 to replace certain exhibits thereto (the Original Agreement, as so amended, the “Agreement”); and

WHEREAS, UCB and Praecis desire to further amend the Agreement to provide for the purchase by Praecis of a certain quantity of API produced using the Raw Materials and to make certain other modifications to the rights and obligations of the Parties thereunder;

NOW, THEREFORE in consideration of the foregoing and the agreements contained herein, and intending to be legally bound, the Parties have agreed as follows:

1.                                     Amendment of Article One - Definitions.  Article One of the Agreement is hereby amended to add the following definitions:

“New Process” shall mean a new *** manufacturing process for API being developed by the Parties, involving a *** process.

“Raw Materials” shall mean certain excess abarelix-specific amino acid derivatives currently in UCB’s inventory in such quantities as detailed separately by UCB to Praecis.  UCB shall provide periodic reports to Praecis updating the amount of such Raw Materials remaining in its inventory.  All Raw Materials shall be stored at UCB at no cost to Praecis.  UCB shall ensure that the Raw Materials meet UCB’s abarelix raw material specifications for cGMP manufacture at the specific time(s) of API manufacture in accordance with the Production Schedule specified in Section C.2. of Exhibit A hereto.

Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

2.                                     Amendment of Exhibit A.  Exhibit A of the Agreement is hereby amended by adding the following Sections C. and D.:

“C.                            Notwithstanding the provisions of Sections 4.2(a)(ii) and 4.3 of the Agreement and Section B of this Exhibit A, the Parties agree that as of August 30, 2004, the following terms and conditions shall be in effect with respect to all purchases of API by Praecis under the Agreement until the earlier of (i) the purchase by Praecis of *** of API produced by UCB using the Raw Materials; and (ii) the purchase by Praecis of all Raw Materials remaining in UCB’s inventory:

1.                                     Supply of Product in 2005

Praecis commits to issue on August 30, 2004 a purchase order for the delivery in 2005 of *** of API (the “Initial Purchase”) at an agreed upon unit price of USD ***.  UCB shall produce the API according to the *** Synthesis process, using a portion of the Raw Materials.

Praecis shall execute prior to the end of 2004 the initial milestone payment of USD 1,800,000, representing payment for the production of *** which will be used in the manufacture of the Initial Purchase.

Praecis agrees to pay to UCB the second milestone payment of [***] USD 2,100,000, representing the remaining amount due for the Initial Purchase, no later than December 31, 2005, provided, however, that such second milestone payment shall not be due unless and until UCB delivers the *** of API to Praecis.

2.                                     Option to Purchase remaining *** of API in lieu of Raw Materials

Following the Initial Purchase, Praecis undertakes to purchase the remaining inventory of Raw Materials, representing an outstanding amount of USD 3,339,000.  In lieu of purchasing the remaining inventory of Raw Materials, Praecis may elect to exercise, in whole or in part, the option hereby granted by UCB (the “Option”) to purchase up to a total additional amount of *** of API (which will consume all the remaining Raw Materials), in accordance with the production schedule set forth below (the “Production Schedule”).  Except as provided in Section D. below, purchases under the Option shall be made at an agreed upon unit price of USD *** and shall be manufactured according to the *** Synthesis process.

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THE SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS (*) DENOTE SUCH OMMISSIONS.

For each year following 2005, Praecis may exercise this Option by the issuance of a purchase order for the minimum amount of API set forth below for the applicable year.  The purchase order for each year must be issued by Praecis no later than the end of the first quarter of the preceding year (i.e., by March 31, 2005 for the 2006 delivery of ***, etc.):

Production Schedule:

> 2006 :          *** of API

> 2007 :          *** of API

> 2008 :          *** of API

> 2009 :          *** of API

The deliveries of such ordered quantities will be made during the corresponding calendar year according to a schedule mutually agreed upon by the Parties.

With respect to any given year, Praecis may in its sole discretion order in excess of the minimum amounts set forth in the Production Schedule (up to an aggregate maximum of ***).  UCB shall use its reasonable efforts to produce and deliver such increased quantity during the corresponding calendar year.

In the event that Praecis exercises this Option in full by, at the latest, March 31, 2008, Praecis shall have no further obligations with respect to the Raw Materials, as all Raw Materials will then have been used in the manufacture of the *** of API.

However, each year in which the minimum volume set forth in the Production Schedule above is not ordered by Praecis, the cost of Raw Materials corresponding to such order shortfall will be paid by Praecis to UCB, up to the following annual maximum:

> 2006 :          USD   600,000

> 2007 :          USD   800,000

> 2008 :          USD 1,000,000

> 2009 :          USD 1,000,000

Notwithstanding the foregoing, in no event shall Praecis be required to purchase Raw Materials, or API produced with Raw Materials, that do not meet the UCB abarelix raw material specifications for cGMP production.

3.                                     New Process

***

D.                                  Should Praecis and UCB mutually agree to move to the New Process following its successful development and qualification, the maximum price for all future API purchases under the Agreement, including amounts not yet purchased pursuant to the Option discussed in Section C hereof, shall be *** to USD ***.

CONFIDENTIAL INFORMATION OMITTED AND FILED SEPERATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS (*) DENOTE SUCH OMMISSIONS.

To the extent that Praecis is required to purchase Raw Materials due to an order shortfall in any given year under the Option, and provided such Raw Materials are later used in the manufacture of API in excess of the yearly production of the following year under the Production Schedule set forth in Subsection C.2. hereof, Praecis shall receive a credit of *** from UCB for each kg of API manufactured using the *** Synthesis process and *** from UCB for each kg of API manufactured using the New Process.  For the avoidance of doubt, the following example of the calculation of such credit is provided:

***

3.                                     Parties in Interest; No Other Modification.  This Amendment shall be binding upon and inure solely to the benefit of each Party hereto and its respective successors and assigns.  Nothing in this Amendment, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Amendment.  This Amendment shall effect the modifications to the Agreement provided for herein. All other provisions of the Agreement not modified hereby shall remain in full force and effect.

4.                                     Counterparts.  This Amendment may be executed in counterparts, each of which, when so executed and delivered, will be deemed an original and which shall together constitute one and the same instrument.

5.                                     Effect of this Amendment.  Except as set forth herein, all terms and conditions of the Agreement remain in full force and effect.

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CONFIDENTIAL INFORMATION OMITTED AND FILED SEPERATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS (*) DENOTE SUCH OMMISSIONS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by affixing their signatures below.

Done in two copies, each party having received its copy.

UCB SA		PRAECIS PHARMACEUTICALS INCORPORATED

By	/s/ Vincent Bille	By	/s/ Kevin F. McLaughlin
Name: Vincent Bille		Name: Kevin F. McLaughlin
Title: Peptide B.V. Manager		Title:	Executive Vice President and Chief Financial Officer

UCB Legal Affairs
Sw/vc/c-pharma/amend/Praecis addendnr1-10308-2
28/7/2004

/s/ A. Jordens
A. Jordens
President UCB-Bioproducts